UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02527

Deutsche DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

July 31, 2022
Annual Report
to Shareholders
DWS Money Market Prime Series

Contents
4	Letter to Shareholders
5	Portfolio Management Review
9	Portfolio Summary
10	Investment Portfolio
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
37	Information About Your Fund’s Expenses
38	Tax Information
39	Advisory Agreement Board Considerations and Fee Evaluation
43	Board Members and Officers
49	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Money Market Prime Series

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Money Market Prime Series	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. While our portfolio managers do believe markets will stabilize in the near term, the longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Money Market Prime Series

Portfolio Management Review(Unaudited)
Market Overview
All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.
Investment Strategy
The Fund seeks maximum current income to the extent consistent with stability of principal.
During the 12-month period that ended on July 31, 2022, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (Fed) policy, the emergence of COVID-19 variants, and the invasion of Ukraine by Russia.
As the period opened, the most recent Fed “dot plot”  displaying the preferred trajectory for fed funds of Federal Open Market Committee members indicated the likelihood of two hikes in the benchmark overnight lending rate in 2023. This represented an acceleration of the previously communicated timetable, reflecting inflation data that continued to surprise on the upside.
As the fourth quarter of 2021 progressed, inflation, once characterized by the Fed as transitory, remained high in part due to supply chain issues and rising commodity prices. With unemployment levels nearing their pre-pandemic lows, the Fed indicated it was prepared to begin tapering the bond purchases that it had used to keep longer-term interest rates low. November saw the Fed officially launch tapering, even as the rapid emergence of the Omicron variant of COVID-19 introduced added uncertainty. The pace of the Fed’s tapering of asset purchases was stepped up in December as inflation data for November came in above expectations. Short-term Treasury yields drifted higher as markets began to anticipate additional hikes in the fed funds rate in 2022, as opposed to the recently signaled 2023 rate lift-off.

DWS Money Market Prime Series	|	5

An already challenging inflation outlook entering 2022 was exacerbated by Russia’s late-February invasion of Ukraine, which led to a spike in prices for oil and other commodities. As expected, the Fed implemented a quarter-point increase in fed funds at its mid-March meeting, the first such upward move since December of 2018. With inflation hovering around 40-year highs, the Fed went on to implement hikes of 50, 75 and 75 basis points in May, June and July, respectively, bringing the fed funds target to 2.25% to 2.50%, its highest level since July of 2019.
Short-term U.S. Treasury yields finished the 12-month period markedly higher given the hawkish turn in Fed policy. As of July 31, 2022, yields of one-month, six-month and one-year Treasury bills were 2.22%, 2.91% and 2.98%, respectively, versus 0.05%, 0.05% and 0.07%, respectively, as of July 31, 2021 (source: U.S. Department of the Treasury).
Positive Contributors to Fund Performance
We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended July 31, 2022. During the period, the Fund held a large percentage of portfolio assets in floating-rate securities to take advantage of incremental rises in SOFR (the Securities Overnight Financing Rate). At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month CDs and commercial paper.
Negative Contributors to Fund Performance
The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.
Outlook and Positioning
We anticipate continued increases in money market rates as the Fed hikes rates through the rest of 2022. Additionally, a rebound in the supply of short-term agency and Treasury securities should also contribute to higher money market rates. We therefore continue to look to shorten duration while taking advantage of expected higher yields on the front end of the yield curve.

6	|	DWS Money Market Prime Series

We have continued to emphasize what we believe to be the highest credit quality within the Fund, and while seeking to maintain conservative investment strategies and standards under the current market conditions. More broadly speaking, we have continued to apply a careful approach while seeking a competitive yield for shareholders.
Fund Performance (as of July 31, 2022) (Unaudited)
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
DWS Money Market Prime Series	7-Day Current Yield*
DWS Cash Investment Trust Class A	1.00%
DWS Cash Investment Trust Class C	0.28%
DWS Cash Investment Trust Class S	1.28%
DWS Money Market Fund	1.28%
Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at dws.com.
*	The 7-Day Current Yield would have been 1.21% and 1.26% for DWS Cash Investment Trust Class S and DWS Money Market Fund shares, respectively, had certain expenses not been reduced.
Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Money Market Prime Series	|	7

Terms to Know
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
A basis point is equal to one hundredth of a percentage point and is often used to illustrate differences and changes in fixed-income yields.
A Certificate of Deposit (CD) is an interest-bearing debt instrument issued by a bank. Maturities of CDs can range from a few weeks to several years; their interest rates are set by competitive market forces.
Commercial Paper are short-term debt obligations with maturities ranging from two to 270 days issued by banks, corporations and other borrowers to investors. Both Moody’s and Standard & Poor’s assign credit ratings to commercial paper.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

8	|	DWS Money Market Prime Series

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	7/31/22	7/31/21
Commercial Paper	59%	44%
Variable Rate Demand Notes	16%	25%
Certificates of Deposit and Bank Notes	11%	12%
Time Deposits	4%	—
Government & Agency Obligations	4%	—
Repurchase Agreements	4%	16%
Variable Rate Demand Preferred Shares	2%	1%
Corporate Bonds	—	2%
	100%	100%

Weighted Average Maturity	7/31/22	7/31/21
DWS Money Market Prime Series	17 days	40 days
iMoneyNet Money Fund Average™ — First Tier Retail*	15 days	39 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: First
Tier Retail — Category includes retail funds that may invest in certificates of deposit, time deposits, bankers’ acceptances and other short term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and other banking institutions, commercial paper, floating and variable rate demand notes and bonds, and asset-backed securities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

DWS Money Market Prime Series	|	9

Investment Portfolioas of July 31, 2022

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 11.7%
Bank of Montreal, SOFR + 0.75%, 3.03% (a), 8/1/2023	8,500,000	8,500,000
Canadian Imperial Bank of Commerce, 0.5%, 12/6/2022	5,000,000	5,000,000
Goldman Sachs Bank USA, SOFR + 0.25%, 2.372% (a), 11/25/2022	6,000,000	6,000,000
Nordea Bank ABP, SOFR + 0.19%, 2.47% (a), 10/28/2022	10,000,000	10,000,000
Oversea-Chinese Banking Corp. Ltd., SOFR + 0.37%, 2.65% (a), 10/27/2022	7,500,000	7,500,000
Skandinaviska Enskilda Banken AB, SOFR + 0.30%, 2.58% (a), 8/26/2022	7,500,000	7,500,000
Standard Chartered Bank, FEDL01 + 0.64%, 2.97% (a), 5/2/2023	7,000,000	7,000,000
Svenska Handelsbanken AB:
SOFR + 0.15%, 1.68% (a), 8/1/2022	8,000,000	8,000,000
SOFR + 0.50%, 2.78% (a), 3/21/2023	6,281,000	6,281,000
Toronto Dominion Bank, 2.91% (a), 7/3/2023	5,000,000	5,000,000
Total Certificates of Deposit and Bank Notes (Cost $70,781,000)		70,781,000
Commercial Paper 60.0%
Issued at Discount (b) 31.5%
Alinghi Funding Co. LLC, 144A, 0.456%, 8/19/2022	5,000,000	4,998,875
Autobahn Funding Co. LLC, 2.342%, 8/1/2022	13,800,000	13,800,000
Banco Del Estado De Chile, 1.556%, 8/4/2022	4,600,000	4,599,412
Banco Santander SA, 1.582%, 8/17/2022	7,100,000	7,095,077
Britannia Funding Co. LLC, 144A, 0.659%, 8/2/2022	5,000,000	4,999,910
CDP Financial, Inc., 1.419%, 8/3/2022	6,000,000	5,999,533
Chesham Finance Ltd., 2.352%, 8/1/2022	26,900,000	26,900,000
Collateralized Commercial Paper V Co. LLC, 0.324%, 8/12/2022	5,250,000	5,249,487
Glencove Funding LLC:
1.957%, 10/7/2022	7,000,000	6,974,856
2.514%, 10/11/2022	6,000,000	5,970,653
Great Bear Funding LLC:
2.373%, 8/1/2022	8,000,000	8,000,000
2.383%, 8/4/2022	5,000,000	4,999,021
Longship Funding LLC, 2.352%, 8/1/2022	13,800,000	13,800,000
Mackinac Funding Co. LLC, 2.89%, 11/3/2022	9,000,000	8,933,025
Natixis SA, 1.166%, 8/1/2022	6,350,000	6,350,000
Nordea Bank ABP, 144A, 0.208%, 10/3/2022	5,000,000	4,998,206
The accompanying notes are an integral part of the financial statements.

10	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)
PSP Capital, Inc.:
144A, 0.188%, 8/4/2022	4,715,000	4,714,927
3.163%, 1/4/2023	6,650,000	6,560,092
Salisbury Receivables Co., 1.835%, 9/12/2022	7,500,000	7,484,163
Starbird Funding Corp., 3.194%, 1/6/2023	5,000,000	4,930,875
Svenska Handelsbanken AB, 144A, 0.203%, 8/25/2022	6,000,000	5,999,200
Toronto Dominion Bank:
144A, 0.203%, 8/4/2022	8,850,000	8,849,853
144A, 0.355%, 11/9/2022	4,000,000	3,996,111
United Overseas Bank Ltd., 2.383%, 8/19/2022	12,181,000	12,166,687
Victory Receivables Corp., 1.46%, 8/9/2022	1,326,000	1,325,576
		189,695,539
Issued at Par 28.5%
Alpine Securitization LLC, 144A, SOFR + 0.14%, 1.67% (a), 8/5/2022	4,500,000	4,500,000
ASB Bank Ltd., 144A, SOFR + 0.43%, 1.96% (a), 11/3/2022	10,000,000	10,000,000
Barclays Bank PLC, 144A, SOFR + 0.2%, 2.48% (a), 8/8/2022	5,000,000	5,000,000
Barton Capital SA, 144A, SOFR + 0.47%, 2.75% (a), 12/5/2022	5,000,000	5,000,000
Bedford Row Funding Corp.:
144A, 3-month USD-LIBOR + 0.06%, 1.395% (a), 8/4/2022	7,000,000	7,000,000
144A, SOFR + 0.55%, 2.83% (a), 2/6/2023	6,250,000	6,250,000
Collateralized Commercial Paper V Co. LLC:
SOFR + 0.39%, 2.67% (a), 10/3/2022	7,170,000	7,170,000
SOFR + 0.44%, 2.72% (a), 12/12/2022	5,000,000	5,000,000
Concord Minutemen Capital Co. LLC, 144A, 1.7%, 9/2/2022	10,000,000	10,000,000
Cooperatieve Rabobank UA, SOFR + 0.19%, 2.47% (a), 11/1/2022	5,000,000	5,000,064
Federation Des Caisses Desjardins Du Quebec, 144A, SOFR + 0.60%, 2.88% (a), 6/27/2023	3,500,000	3,500,000
Great Bear Funding LLC, SOFR + 0.35%, 2.67% (a), 11/23/2022	7,500,000	7,500,000
JPMorgan Securities LLC, 144A, SOFR + 0.13%, 1.66% (a), 9/1/2022	5,000,000	5,000,000
Macquarie Bank Ltd.:
144A, SOFR + 0.23%, 1.76% (a), 8/4/2022	5,000,000	5,000,000
144A, SOFR + 0.34%, 1.87% (a), 11/9/2022	10,000,000	10,000,000
Manhattan Asset Funding Co. LLC:
144A, SOFR + 0.43%, 2.71% (a), 11/17/2022	7,500,000	7,500,000
144A, SOFR + 0.60%, 2.88% (a), 2/13/2023	6,000,000	6,000,000
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	11

	Principal Amount ($)	Value ($)
National Australia Bank Ltd., 144A, SOFR + 0.36%, 2.64% (a), 10/27/2022	9,700,000	9,700,000
National Bank of Canada, 144A, SOFR + 0.67%, 2.95% (a), 4/26/2023	10,000,000	10,000,000
Oversea-Chinese Banking Corp. Ltd.:
144A, SOFR + 0.37%, 2.65% (a), 11/7/2022	5,000,000	5,000,000
144A, SOFR + 0.50%, 2.78% (a), 2/28/2023	8,500,000	8,500,000
Skandinaviska Enskilda Banken AB, 144A, SOFR + 0.39%, 1.92% (a), 11/3/2022	8,500,000	8,500,000
Thunder Bay Funding LLC:
144A, 1.969% (a), 11/28/2022	10,000,000	10,000,000
144A, SOFR + 0.47%, 2.0% (a), 12/1/2022	5,790,000	5,790,000
United Overseas Bank Ltd., 144A, SOFR + 0.18%, 2.254% (a), 9/22/2022	5,000,000	5,000,000
		171,910,064
Total Commercial Paper (Cost $361,605,603)		361,605,603
Variable Rate Demand Notes (c) 16.4%
Alaska, State Housing Finance Corp., Series B, 2.0%, 8/5/2022	6,485,000	6,485,000
Allen Country, OH, Hospital Facilities Revenue, Series C, 1.86%, 8/1/2022, LOC: Bank of Montreal	85,000	85,000
California, Infrastructure & Economic Development Bank, Industrial Development Revenue, Pleasant Mattress, Inc., Series A, AMT, 1.38%, 8/5/2022, LOC: Wells Fargo Bank NA	100,000	100,000
California, State General Obligation, Series 2019-MIZ9003, 144A, 1.58%, 8/4/2022, LIQ: Mizuho Capital Markets LLC	3,300,000	3,300,000
California, University of California Revenue, Series Z-2, 2.32%, 8/5/2022	25,250,000	25,250,000
Chicago, IL, International Airport Authority, Gary Jet Center Project, Series 2011, AMT, 1.38%, 8/5/2022, LOC: BMO Harris Bank Na	1,930,000	1,930,000
Clark County, NV, Airport System Subordinate Lien Revenue, Series D-2B, 1.35%, 8/5/2022, LOC: Barclays Bank PLC	1,615,000	1,615,000
Colorado, State Housing & Finance Authority, Series M-2, 2.33%, 8/5/2022	3,000,000	3,000,000
Colorado, State Housing & Finance Authority, Multi-Family Housing Project, Series C, 2.3%, 8/5/2022, SPA: Federal Home Loan Bank	4,800,000	4,800,000
Columbus, OH, Regional Airport Authority, Capital Funding Revenue, Oasbo Expanded Asset, 1.32%, 8/5/2022, LOC: U.S. Bank NA	650,000	650,000
The accompanying notes are an integral part of the financial statements.

12	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, “A” , Series M-055, 144A, 1.54%, 8/5/2022	100,000	100,000
Hillsborough County, FL, Housing Finance Authority Multi-Family Revenue, Claymore Crossings Apartments, 1.37%, 8/5/2022, LOC: Citibank NA	465,000	465,000
Illinois, Finance Authority Revenue, OSF Healthcare System, Series C, 2.0%, 8/1/2022, LOC: PNC Bank NA	100,000	100,000
Illinois, State Finance Authority Revenue, The University of Chicago Medical Center, Series B, 1.85%, 8/1/2022, LOC: Wells Fargo Bank NA	150,000	150,000
Iowa, Finance Authority, Educational Facility Revenue, Holy Family Catholic School Project, 1.87%, 8/1/2022, LOC: U.S. Bank NA	230,000	230,000
Issaquah Gateway SR Development LLC, Series A, 2.45%, 8/4/2022	11,000,000	11,000,000
Lowell, AR, Industrial Development Revenue, Little Rock Newspapers, Inc., 1.4%, 8/5/2022, LOC: JPMorgan Chase Bank NA	700,000	700,000
Lynchburg, VA, Economic Development Authority, Hospital Revenue, Centra Health Obligated Group, Series B, 1.82%, 8/1/2022, LOC: Truist Bank	100,000	100,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Series J-2, 1.3%, 8/5/2022	150,000	150,000
Massachusetts, State Water Resources Authority, Series A-1, 1.31%, 8/5/2022, SPA: JPMorgan Chase Bank NA	200,000	200,000
Michigan, State Housing Development Authority Revenue, AMT, Series A, 1.43%, 8/5/2022, LOC: Barclays Bank PLC	3,140,000	3,140,000
Missouri, State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-1, 1.89%, 8/1/2022, LOC: Barclays Bank PLC	100,000	100,000
New York, General Obligation, Series D, 1.37%, 8/5/2022, LOC: PNC Bank NA	150,000	150,000
New York, Metropolitan Transportation Authority Revenue:
Series G-1, 1.3%, 8/5/2022, LOC: TD Bank NA	250,000	250,000
Series G-1, 1.82%, 8/1/2022, LOC: Barclays Bank PLC	375,000	375,000
Series E-1, 1.82%, 8/1/2022, LOC: Barclays Bank PLC	350,000	350,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 1.91%, 8/1/2022, LOC: TD Bank NA	100,000	100,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series DD-3B, 1.97%, 8/1/2022, SPA: State Street B&t Co.	200,000	200,000
New York, NY, General Obligation:
Series A-3, 1.89%, 8/1/2022, LOC: Mizuho Bank Ltd.	450,000	450,000
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	13

	Principal Amount ($)	Value ($)
Series L-4, 1.97%, 8/1/2022, LOC: U.S. Bank NA	200,000	200,000
Oregon, State Facilities Authority Revenue, PeaceHealth Obligated Group, Series A, 1.96%, 8/1/2022, LOC: U.S. Bank NA	300,000	300,000
Oregon, State Facilities Authority Revenue, Peacehealth Systems, Series B, 1.96%, 8/1/2022, LOC: TD Bank NA	300,000	300,000
Port of Tacoma, WA, Subordinate Lien Revenue, Series A, AMT, 1.41%, 8/5/2022, LOC: PNC Bank NA	5,000,000	5,000,000
Sevier County, TN, Public Building Authority, Local Government Public Improvement Bonds, Series B-1, 1.38%, 8/5/2022, LOC: Bank of America NA	1,125,000	1,125,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Baylor Health Care System Project, Series C, 1.88%, 8/1/2022, LOC: TD Bank NA	100,000	100,000
Taxable Municipal Funding Trust, Taxable Municipal Funding Trust:
Series 2018-4, 144A, AMT, 2.41%, 8/5/2022, INS: AGMC	1,330,000	1,330,000
Series BTMFT, 144 A, AMT, 2.41%, 8/5/2022, LOC: Barclays Bank PLC	17,245,000	17,245,000
University of Texas, TX, University Revenue, Financing System, Series G2, 2.25%, 8/5/2022, LIQ: University of Texas Investment Management Co.	7,000,000	7,000,000
Vermont, State Educational & Health Buildings Financing Agency Revenue, Landmark College Project, Series A, 1.96%, 8/1/2022, LOC: TD Bank NA	40,000	40,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic Health System, Inc., Series A, 1.82%, 8/1/2022, LOC: Barclays Bank PLC	500,000	500,000
Total Variable Rate Demand Notes (Cost $98,665,000)		98,665,000
Government & Agency Obligations 3.8%
U.S. Treasury Obligations
U.S. Treasury Bills:
0.835% (b), 9/15/2022	5,000,000	4,994,869
0.836% (b), 9/15/2022	10,000,000	9,989,741
0.837% (b), 9/15/2022	5,000,000	4,994,862
1.194% (b), 2/23/2023	1,500,000	1,489,949
1.197% (b), 2/23/2023	1,500,000	1,489,974
Total Government & Agency Obligations (Cost $22,959,395)		22,959,395
The accompanying notes are an integral part of the financial statements.

14	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)
Variable Rate Demand Preferred Shares (c) 1.7%
California, Nuveen Municipal Credit Opportunities Fund, 144A, AMT, 1.44%, LOC: Sumitomo Mitsui Banking, 8/5/2022	1,000,000	1,000,000
California, Nuveen Quality Municipal Income Fund:
Series 7, 144A, AMT, 1.4%, LIQ: Royal Bank of Canada, 8/5/2022	3,500,000	3,500,000
Series 6, 144A, AMT, 1.42%, LIQ: JPMorgan Chase Bank NA, 8/5/2022	700,000	700,000
Series 1-1362, 144A, AMT, 1.42%, LIQ: Societe Generale, 8/5/2022	800,000	800,000
Invesco Senior Income Trust, 144A, 2.47%, 8/5/2022	4,000,000	4,000,000
Total Variable Rate Demand Preferred Shares (Cost $10,000,000)		10,000,000
Time Deposits 4.0%
Mizuho Bank Ltd., 2.32%, 8/1/2022 (Cost $24,000,000)	24,000,000	24,000,000
Repurchase Agreements 3.7%
Barclays Bank PLC, 2.3%, dated 7/29/2022, to be repurchased at $19,403,718 on 8/1/2022 (d)	19,400,000	19,400,000
BNP Paribas, 2.23%, dated 7/29/2022, to be repurchased at $2,980,554 on 8/1/2022 (e)	2,980,000	2,980,000
Total Repurchase Agreements (Cost $22,380,000)		22,380,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $610,390,998)	101.3	610,390,998
Other Assets and Liabilities, Net	(1.3)	(7,988,503)
Net Assets	100.0	602,402,495

(a)	Floating rate security. These securities are shown at their current rate as of July 31, 2022.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)
Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of July 31, 2022.
Date shown reflects the earlier of demand date or stated maturity date.

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	15

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
19,656,600	U.S. Treasury Notes	3.00	7/15/2025	19,788,069

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
878,800	U.S. Treasury Notes	2.875	8/15/2028	896,081
4,869,940	U.S. Treasury STRIPS	Zero Coupon	11/15/2044–5/15/2046	2,143,519
Total Collateral Value				3,039,600

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
FEDL01: U.S. Federal Funds Effective Rate
INS: Insured
LIQ: Liquidity Facility
LOC: Letter of Credit
SOFR: Secured Overnight Financing Rate
SPA: Standby Bond Purchase Agreement
STRIPS: Separate Trading of Registered Interest and Principal Securities
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
The accompanying notes are an integral part of the financial statements.

16	|	DWS Money Market Prime Series

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$588,010,998	$—	$588,010,998
Repurchase Agreements	—	22,380,000	—	22,380,000
Total	$—	$610,390,998	$—	$610,390,998

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	17

Statement of Assets and Liabilities
as of July 31, 2022

Assets
Investments in securities, valued at amortized cost	$ 610,390,998
Receivable for investments sold	30,000
Receivable for Fund shares sold	752,608
Interest receivable	481,317
Other assets	37,861
Total assets	611,692,784
Liabilities
Cash overdraft	39,047
Payable for investments purchased	8,500,000
Payable for Fund shares redeemed	161,618
Distributions payable	128,264
Accrued management fee	143,678
Accrued Trustees' fees	5,612
Other accrued expenses and payables	312,070
Total liabilities	9,290,289
Net assets, at value	$602,402,495
Net Assets Consist of
Distributable earnings (loss)	(99,434)
Paid-in capital	602,501,929
Net assets, at value	$602,402,495
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($37,175,715 ÷ 37,124,060 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($4,371,109 ÷ 4,365,020 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($157,356,962 ÷ 157,137,808 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($403,498,709 ÷ 402,937,357 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
The accompanying notes are an integral part of the financial statements.

18	|	DWS Money Market Prime Series

Statement of Operations
for the year ended July 31, 2022

Investment Income
Income:
Interest	$ 2,790,933
Expenses:
Management fee	1,914,625
Administration fee	598,187
Services to shareholders	839,766
Distribution and service fees	131,885
Custodian fee	10,341
Professional fees	63,481
Reports to shareholders	70,943
Registration fees	87,518
Trustees' fees and expenses	24,104
Other	43,692
Total expenses before expense reductions	3,784,542
Expense reductions	(1,975,022)
Total expenses after expense reductions	1,809,520
Net investment income	981,413
Net realized gain (loss) from investments	42
Net increase (decrease) in net assets resulting from operations	$ 981,455
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	19

Statements of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 981,413	$ 68,415
Net realized gain (loss)	42	1,596
Net increase (decrease) in net assets resulting from operations	981,455	70,011
Distributions to shareholders:
DWS Cash Investment Trust Class A	(38,239)	(3,794)
DWS Cash Investment Trust Class C	(657)	(591)
DWS Cash Investment Trust Class S	(268,622)	(17,577)
DWS Money Market Fund	(673,895)	(46,285)
Total distributions	(981,413)	(68,247)
Fund share transactions:
Proceeds from shares sold	190,357,444	220,814,511
Reinvestment of distributions	835,807	66,706
Payments for shares redeemed	(227,909,264)	(280,135,856)
Net increase (decrease) in net assets from Fund share transactions	(36,716,013)	(59,254,639)
Increase (decrease) in net assets	(36,715,971)	(59,252,875)
Net assets at beginning of period	639,118,466	698,371,341
Net assets at end of period	$602,402,495	$639,118,466

The accompanying notes are an integral part of the financial statements.

20	|	DWS Money Market Prime Series

Financial Highlights
DWS Money Market Prime Series — DWS Cash Investment Trust Class A
	Years Ended July 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.001	.000*	.008	.017	.009
Net realized gain (loss)	.000*	.000*	(.000)*	.000*	(.000)*
Total from investment operations	.001	.000*	.008	.017	.009
Less distributions from:
Net investment income	(.001)	(.000)*	(.009)	(.017)	(.009)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.10[a]	.01[a]	.90[a]	1.71	.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	36	38	31	33
Ratio of expenses before expense reductions (%)	.83	.82	.82	.82	.80
Ratio of expenses after expense reductions (%)	.36	.24	.75	.82	.80
Ratio of net investment income (%)	.11	.01	.78	1.69	.86

[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	21

DWS Money Market Prime Series — DWS Cash Investment Trust Class C
	Years Ended July 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.000*	.000*	.003	.010	.002
Net realized gain (loss)	.000*	.000*	(.000)*	.000*	(.000)*
Total from investment operations	.000*	.000*	.003	.010	.002
Less distributions from:
Net investment income	(.000)*	(.000)*	(.004)	(.010)	(.002)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.02[a]	.01[a]	.39[a]	.99	.23[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	8	8	21
Ratio of expenses before expense reductions (%)	1.56	1.53	1.54	1.54	1.54
Ratio of expenses after expense reductions (%)	.44	.25	1.24	1.54	1.47
Ratio of net investment income (%)	.02	.01	.33	.93	.23

[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

22	|	DWS Money Market Prime Series

DWS Money Market Prime Series — DWS Cash Investment Trust Class S
	Years Ended July 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.002	.000*	.010	.020	.011
Net realized gain (loss)	.000*	.000*	(.000)*	.000*	(.000)*
Total from investment operations	.002	.000*	.010	.020	.011
Less distributions from:
Net investment income	(.002)	(.000)*	(.011)	(.020)	(.011)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[a]	.17	.01	1.11	1.97	1.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	168	177	179	181
Ratio of expenses before expense reductions (%)	.62	.60	.59	.59	.60
Ratio of expenses after expense reductions (%)	.29	.24	.55	.57	.57
Ratio of net investment income (%)	.17	.01	1.05	1.95	1.11

[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	23

DWS Money Market Prime Series — DWS Money Market Fund
	Years Ended July 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.002	.000*	.010	.020	.011
Net realized gain (loss)	.000*	.000*	(.000)*	.000*	(.000)*
Total from investment operations	.002	.000*	.010	.020	.011
Less distributions from:
Net investment income	(.002)	(.000)*	(.011)	(.020)	(.011)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.17[a]	.01[a]	1.11[a]	1.98	1.12[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	403	429	475	488	510
Ratio of expenses before expense reductions (%)	.58	.56	.56	.55	.58
Ratio of expenses after expense reductions (%)	.29	.24	.55	.55	.57
Ratio of net investment income (%)	.16	.01	1.05	1.96	1.11

[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

24	|	DWS Money Market Prime Series

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Money Market Prime Series (the “Fund” ) is a diversified series of Deutsche DWS Money Funds (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to qualify as a retail money market fund and may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are not subject to an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Fund. DWS Cash Investment Trust Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Money Market Prime Series	|	25

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.
As of July 31, 2022, the Fund held repurchase agreements with a gross value of $22,380,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are

26	|	DWS Money Market Prime Series

applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At July 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $99,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of July 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At July 31, 2022, the aggregate cost of investments for federal income tax purposes of $610,390,998.
At July 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$ 127,481
Capital loss carryforwards	$ (99,000)
The tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2022	2021
Distributions from ordinary income*	$ 981,413	$ 68,247

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from

DWS Money Market Prime Series	|	27

investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $215 million of the Fund’s average daily net assets	.400%
Next $335 million of such net assets	.275%
Next $250 million of such net assets	.200%
Next $800 million of such net assets	.150%
Next $800 million of such net assets	.140%
Next $800 million of such net assets	.130%
Over $3.2 billion of such net assets	.120%
Accordingly, for the year ended July 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets.
For the period from August 1, 2021 through November 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%

28	|	DWS Money Market Prime Series

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.
For the year ended July 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
DWS Cash Investment Trust Class A	$ 167,032
DWS Cash Investment Trust Class C	48,585
DWS Cash Investment Trust Class S	539,463
DWS Money Market Fund	1,219,942
$ 1,975,022
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2022, the Administration Fee was $598,187, of which $49,786 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at July 31, 2022
DWS Cash Investment Trust Class A	$ 29,501	$ 4,860
DWS Cash Investment Trust Class C	2,862	462
DWS Cash Investment Trust Class S	211,835	35,292
DWS Money Market Fund	380,536	63,562
	$ 624,734	$ 104,176
In addition, for the year ended July 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by

DWS Money Market Prime Series	|	29

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
DWS Cash Investment Trust Class A	$ 3,854
DWS Cash Investment Trust Class C	189
DWS Cash Investment Trust Class S	3,937
DWS Money Market Fund	6,748
$ 14,728
Distribution and Service Fees. Under the Fund’s DWS Cash Investment Trust Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of DWS Cash Investment Trust Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class C shares. For the year ended July 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2022
DWS Cash Investment Trust Class C	$ 32,489	$ 2,790
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to DWS Cash Investment Trust Class A and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2022	Annual Rate
DWS Cash Investment Trust Class A	$ 88,566	$ 7,874.25%
DWS Cash Investment Trust Class C	10,830	930.25%
	$ 99,396	$ 8,804
Contingent Deferred Sales Charge. DDI receives any contingent deferred sales charge (“CDSC” ) from DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for DWS Cash Investment Trust Class C. For the year ended July 31, 2022, there was no CDSC charges for DWS Cash Investment Trust Class C. A deferred

30	|	DWS Money Market Prime Series

sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended July 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,940, of which $661 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended July 31, 2022, the Fund engaged in securities purchases of $194,755,000 and securities sales of $194,770,000 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
C.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2022.

DWS Money Market Prime Series	|	31

D.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	10,596,330	$ 10,616,156	18,305,194	$ 18,305,194
DWS Cash Investment Trust Class C	1,812,423	1,813,914	1,780,617	1,780,617
DWS Cash Investment Trust Class S	45,779,310	45,849,608	46,645,336	46,645,336
DWS Money Market Fund	131,814,134	131,996,999	153,988,146	153,988,020
Account maintenance fees	—	80,767	—	95,344
		$ 190,357,444		$ 220,814,511
Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	31,755	$ 31,755	3,738	$ 3,738
DWS Cash Investment Trust Class C	428	428	590	590
DWS Cash Investment Trust Class S	229,392	229,392	17,077	17,077
DWS Money Market Fund	574,232	574,232	45,301	45,301
		$ 835,807		$ 66,706
Shares redeemed
DWS Cash Investment Trust Class A	(9,546,383)	$ (9,546,383)	(20,478,095)	$ (20,478,095)
DWS Cash Investment Trust Class C	(2,643,098)	(2,643,098)	(4,256,687)	(4,256,687)
DWS Cash Investment Trust Class S	(57,097,225)	(57,097,225)	(55,594,355)	(55,594,355)
DWS Money Market Fund	(158,622,558)	(158,622,558)	(199,806,719)	(199,806,719)
		$ (227,909,264)		$ (280,135,856)

32	|	DWS Money Market Prime Series

	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
DWS Cash Investment Trust Class A	1,081,702	$ 1,101,528	(2,169,163)	$ (2,169,163)
DWS Cash Investment Trust Class C	(830,247)	(828,756)	(2,475,480)	(2,475,480)
DWS Cash Investment Trust Class S	(11,088,523)	(11,018,225)	(8,931,942)	(8,931,942)
DWS Money Market Fund	(26,234,192)	(26,051,327)	(45,773,272)	(45,773,398)
Account maintenance fees	—	80,767	—	95,344
		$ (36,716,013)		$ (59,254,639)
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Although interest rates in the U.S. remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market

DWS Money Market Prime Series	|	33

volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

34	|	DWS Money Market Prime Series

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Money Funds and Shareholders of DWS Money Market Prime Series:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the “Fund” ) (one of the funds constituting Deutsche DWS Money Funds) (the “Trust” ), including the investment portfolio, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Money Funds) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS Money Market Prime Series	|	35

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
September 22, 2022

36	|	DWS Money Market Prime Series

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2022 to July 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for these shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Money Market Prime Series	|	37

Expenses and Value of a $1,000 Investment
for the six months ended July 31, 2022 (Unaudited)

Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/22	$1,000.98	$1,000.10	$1,001.62	$1,001.62
Expenses Paid per $1,000*	$2.93	$3.87	$2.23	$2.23
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/22	$1,021.87	$1,020.93	$1,022.56	$1,022.56
Expenses Paid per $1,000*	$2.96	$3.91	$2.26	$2.26

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.59%	.78%	.45%	.45%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

38	|	DWS Money Market Prime Series

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Money Market Prime Series' (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

DWS Money Market Prime Series	|	39

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2020, the Fund’s gross performance (DWS Cash Investment Trust Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment

40	|	DWS Money Market Prime Series

advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). Based on Broadridge data provided as of December 31, 2020, the Board noted that the Fund’s total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were higher than the median of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for the following share classes: DWS Cash Investment Trust Class A shares (3rd quartile), DWS Cash Investment Trust Class S shares (3rd quartile), DWS Money Market Fund shares (3rd quartile) and DWS Cash Investment Trust Class C shares (3rd quartile). The Board noted the expense limitations agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall

DWS Money Market Prime Series	|	41

profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

42	|	DWS Money Market Prime Series

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—

DWS Money Market Prime Series	|	43

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		70	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		70	—

44	|	DWS Money Market Prime Series

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

DWS Money Market Prime Series	|	45

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—

46	|	DWS Money Market Prime Series

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

DWS Money Market Prime Series	|	47

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

48	|	DWS Money Market Prime Series

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Class A, DWS Cash
Investment Trust Class C and DWS Cash Investment Trust Class S
also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public
availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Money Market Prime Series	|	49

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	25159J104	6
DWS Cash Investment Trust Class A	DOAXX	25159J203	421
DWS Cash Investment Trust Class C	DOCXX	25159J401	721
DWS Cash Investment Trust Class S	DOSXX	25159J500	2021

50	|	DWS Money Market Prime Series

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DMMF-2
(R-023514-12 9/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Money Market Prime Series

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$29,861	$0	$7,880	$0
2021	$31,433	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$427,005	$0
2021	$0	$92,492	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$427,005	$0	$434,885
2021	$7,880	$92,492	$0	$100,372

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of Deutsche DWS Money Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	9/29/2022